Exhibit 99.1

Brookline Bancorp Announces Second Quarter Results

Net Income of $10.0 million, EPS of $0.14

BOSTON--(BUSINESS WIRE)--July 30, 2014--Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $10.0 million, or $0.14 per basic and diluted share, for the second quarter of 2014, compared to $10.4 million, or $0.15 per basic and diluted share, for the first quarter of 2014.

Paul Perrault, President and Chief Executive Officer of Brookline Bancorp, Inc., stated: "Brookline delivered another solid quarter for our shareholders despite a challenging environment and an extremely competitive marketplace. We are pleased with our continued strong loan growth due to the perseverance of our dedicated bankers. Our traditionally strong asset quality continues to improve and remains at levels that are very favorable amongst our peers.”

BALANCE SHEET

Total assets of $5.6 billion at June 30, 2014 increased $168.7 million from March 31, 2014, and increased $262.4 million from December 31, 2013. The growth in total assets was driven by loans. At June 30, 2014, total loan and leases were $4.6 billion, representing an increase of $141.9 million from March 31, 2014, and an increase of $241.4 million from December 31, 2013. During the second quarter of 2014, total loan and leases grew 12.7 percent on an annualized basis. At June 30, 2014, the commercial real estate and commercial loan and lease portfolios totaled $3.4 billion, or 73.7 percent of total loans and leases, as compared to $3.3 billion, or 73.6 percent at March 31, 2014, and $3.2 billion, or 72.6 percent at December 31, 2013. Strong loan growth continued in our total commercial real estate and commercial loan and lease portfolios, which increased $105.6 million during the second quarter of 2014, or 12.9 percent on an annualized basis.

Cash, cash equivalents, and investment securities increased $8.3 million quarter over quarter to $608.8 million, or 10.9 percent of total assets at June 30, 2014, as compared to $600.5 million, or 11.1 percent of total assets at March 31, 2014, and $585.4 million, or 11.0 percent of total assets at December 31, 2013.

Total deposits of $3.9 billion at June 30, 2014 increased $13.5 million from March 31, 2014, and increased $26.1 million from December 31, 2013. Core deposits, which consist of demand checking, NOW, savings, and money market accounts, increased at a 4.2 percent annualized rate in the second quarter of 2014, raising the core deposit ratio to 76.7 percent at June 30, 2014 from 76.1 percent at March 31, 2014. Demand checking accounts increased $34.5 million, or 20.2 percent on an annualized basis, to $716.9 million, compared to March 31, 2014, and increased $9.9 million, or 2.8 percent on an annualized basis, compared to December 31, 2013. Total borrowings at June 30, 2014 were $1.0 billion, an increase of $149.0 million as compared to March 31, 2014, and an increase of $228.4 million as compared to December 31, 2013.

The ratio of stockholders’ equity to total assets was 11.23 percent at June 30, 2014, as compared to 11.46 percent at March 31, 2014 and 11.53 percent at December 31, 2013. The ratio of tangible stockholders’ equity to tangible assets was 8.73 percent at June 30, 2014, as compared to 8.87 percent at March 31, 2014 and 8.88 percent at December 31, 2013.

NET INTEREST INCOME

Net interest income decreased $1.3 million to $46.4 million during the second quarter of 2014 from the linked quarter, largely as a result of a $2.8 million decrease in accretion on the acquired loan and lease portfolio, offset by a $1.5 million increase in interest income from loans and leases due to volume. Net interest margin decreased 21 basis points to 3.61 percent for the three months ended June 30, 2014, primarily due to the decrease in accretion on the acquired loan and lease portfolio.

PROVISION FOR LOAN LOSSES

The Company recorded a provision for loan and lease losses of $2.2 million for the quarter ended June 30, 2014, compared to $2.4 million during the first quarter of 2014. The decrease of $0.2 million quarter over quarter is due to improved credit quality in the originated and acquired loan and lease portfolios.

Net charge-offs remained constant at $0.7 million for the second and first quarter of 2014. The ratio of net charge-offs to average loans on an annualized basis also remained constant at 0.06 percent for the second and first quarter of 2014.

The allowance for loan losses represented 1.12 percent of total loans and leases at June 30, 2014, compared to 1.13 percent at March 31, 2014. The allowance for loan losses related to originated loans and leases as a percentage of originated loans and leases was 1.31 percent at June 30, 2014, compared to 1.33 percent at March 31, 2014.

NON-INTEREST INCOME

Non-interest income for the quarter ended June 30, 2014 decreased $1.8 million to $3.3 million from the linked quarter. The decrease was largely driven by a decrease in the net gain on sale/disposals of premises and equipment of $1.5 million and a $0.5 million decrease in the gain on sales of loans and leases held-for sale.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2014 decreased $2.4 million to $31.2 million from the linked quarter. This decrease was largely a result of a $1.3 million decrease in occupancy expense, a $0.7 million decrease in compensation and employee benefits expense and a $0.2 million decrease in professional services expense.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets decreased during the second quarter of 2014 to 0.73 percent at June 30, 2014 from 0.78 percent for the first quarter of 2014. The return on average tangible assets decreased to 0.75 percent for the second quarter of 2014 from 0.80 percent for the first quarter of 2014.

The return on average stockholders' equity decreased during the second quarter of 2014 to 6.37 percent from 6.70 percent for the first quarter of 2014. The return on average tangible stockholders’ equity decreased to 8.44 percent for the second quarter of 2014 from 8.92 percent for the first quarter of 2014.

ASSET QUALITY

Nonperforming loans and leases decreased $1.0 million during the second quarter of 2014 to $17.2 million at June 30, 2014 from the linked quarter. The ratio of nonperforming loans and leases to total loans and leases decreased 4 basis points to 0.37 percent at June 30, 2014 from the linked quarter. Nonperforming assets also decreased $1.0 million during the second quarter of 2014 to $18.4 million, or 0.33 percent of total assets, at June 30, 2014 from the linked quarter.

DIVIDEND DECLARED

The Company’s Board of Directors approved, for the 49th consecutive quarter, a dividend of $0.085 per share. The dividend will be paid on August 29, 2014 to shareholders of record on August 15, 2014.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Standard Time on Thursday, July 31, 2014 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10049054. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with approximately $5.6 billion in assets and branch locations throughout Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share and tangible stockholders’ equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
	(Dollars In Thousands Except Share Data)
Earnings Data:
Net interest income	$46,434	$47,734	$43,774	$43,412	$45,363
Provision for credit losses	2,276	2,443	3,887	2,748	2,439
Non-interest income	3,290	5,124	3,907	3,453	3,139
Non-interest expense	31,222	33,576	31,320	29,553	30,816
Income before provision for income taxes	16,226	16,839	12,474	14,564	15,247
Net income attributable to Brookline Bancorp, Inc.	9,976	10,422	7,654	9,429	9,490

Performance Ratios:
Net interest margin (1)	3.61%	3.82%	3.54%	3.56%	3.78%
Interest-rate spread (1)	3.47%	3.67%	3.38%	3.40%	3.62%
Return on average assets	0.73%	0.78%	0.58%	0.73%	0.74%
Return on average tangible assets (non-GAAP)	0.75%	0.80%	0.60%	0.75%	0.76%
Return on average stockholders' equity	6.37%	6.70%	4.95%	6.15%	6.16%
Return on average tangible stockholders' equity (non-GAAP)	8.44%	8.92%	6.61%	8.27%	8.28%
Efficiency ratio	62.79%	63.52%	65.69%	63.06%	63.53%

Per Common Share Data:
Net income — Basic	$0.14	$0.15	$0.11	$0.14	$0.14
Net income — Diluted	0.14	0.15	0.11	0.13	0.14
Cash dividends declared	0.085	0.085	0.085	0.085	0.085
Book value per share (end of period)	8.98	8.88	8.79	8.80	8.76
Tangible book value per share (end of period) (non-GAAP)	6.79	6.68	6.57	6.57	6.51
Stock price (end of period)	9.37	9.42	9.55	9.40	8.68

Balance Sheet:
Total assets	$5,587,486	$5,418,785	$5,325,106	$5,236,229	$5,150,480
Total loans and leases	4,603,913	4,461,997	4,362,465	4,299,477	4,205,015
Total deposits	3,861,147	3,847,650	3,835,006	3,737,978	3,656,981
Brookline Bancorp, Inc. stockholders’ equity	627,663	620,799	613,867	614,811	611,284

Asset Quality:
Nonperforming assets	$18,407	$19,430	$18,079	$16,738	$18,986
Nonperforming assets as a percentage of total assets	0.33%	0.36%	0.34%	0.32%	0.37%
Allowance for loan and lease losses	$51,686	$50,224	$48,473	$46,390	$44,281
Allowance for loan and lease losses as a percentage of total loans and leases	1.12%	1.13%	1.11%	1.08%	1.05%
Net loan and lease charge-offs	$720	$666	$1,676	$621	$639
Net loan and lease charge-offs as a percentage of average loans and leases	0.06%	0.06%	0.16%	0.06%	0.06%

Capital Ratios:
Stockholders’ equity to total assets	11.23%	11.46%	11.53%	11.74%	11.87%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.73%	8.87%	8.88%	9.03%	9.10%

(1) Calculated on a fully tax-equivalent basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$58,962	$50,000	$37,148	$37,220	$33,008
Short-term investments	20,771	22,936	55,357	58,195	66,787
Total cash and cash equivalents	79,733	72,936	92,505	95,415	99,795
Investment securities available-for-sale	528,586	527,073	492,428	480,402	479,177
Investment securities held-to-maturity	500	500	500	500	500
Total investment securities	529,086	527,573	492,928	480,902	479,677
Loans and leases held-for-sale	13,890	177	13,372	200	4,221
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	1,545,483	1,505,674	1,461,985	1,400,769	1,349,051
Multi-family mortgage	631,371	632,122	627,933	599,601	594,939
Construction	137,731	136,679	113,705	118,090	112,684
Total commercial real estate loans	2,314,585	2,274,475	2,203,623	2,118,460	2,056,674
Commercial loans and leases:
Commercial	478,856	437,957	407,792	409,376	376,507
Equipment financing	552,489	529,670	513,024	513,345	476,724
Condominium association	45,608	43,810	44,794	43,205	41,859
Total commercial loans and leases	1,076,953	1,011,437	965,610	965,926	895,090
Indirect automobile loans	376,314	373,965	400,531	440,949	479,782
Consumer loans:
Residential mortgage	550,814	530,347	528,185	511,835	507,099
Home equity	270,203	261,836	257,461	254,888	257,839
Other consumer	15,044	9,937	7,055	7,419	8,531
Total consumer loans	836,061	802,120	792,701	774,142	773,469
Total loans and leases	4,603,913	4,461,997	4,362,465	4,299,477	4,205,015
Allowance for loan and lease losses	(51,686)	(50,224)	(48,473)	(46,390)	(44,281)
Net loans and leases	4,552,227	4,411,773	4,313,992	4,253,087	4,160,734
Restricted equity securities	71,446	66,559	66,559	66,627	66,627
Premises and equipment, net of accumulated depreciation	82,166	81,396	80,505	79,504	76,867
Deferred tax asset	27,799	29,319	31,710	34,322	32,739
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	15,199	16,026	16,887	18,015	19,168
Other real estate owned and repossessed assets	1,246	1,290	1,578	1,319	1,493
Other assets	76,804	73,846	77,180	68,948	71,269
Total assets	$5,587,486	$5,418,785	$5,325,106	$5,236,229	$5,150,480
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$716,883	$682,383	$707,023	$667,181	$644,507
Interest-bearing deposits:
NOW accounts	209,682	212,877	210,602	204,164	196,778
Savings accounts	518,343	517,327	494,734	512,393	503,170
Money market accounts	1,516,023	1,517,290	1,487,979	1,403,881	1,340,024
Certificate of deposit accounts	900,216	917,773	934,668	950,359	972,502
Total interest-bearing deposits	3,144,264	3,165,267	3,127,983	3,070,797	3,012,474
Total deposits	3,861,147	3,847,650	3,835,006	3,737,978	3,656,981
Borrowed funds:
Advances from the FHLBB	1,005,644	855,915	768,773	784,740	785,565
Other borrowed funds	35,360	36,101	43,782	44,062	44,501
Total borrowed funds	1,041,004	892,016	812,555	828,802	830,066
Mortgagors’ escrow accounts	8,359	8,696	7,889	8,008	7,465
Accrued expenses and other liabilities	45,411	45,703	51,485	42,820	41,097
Total liabilities	4,955,921	4,794,065	4,706,935	4,617,608	4,535,609
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 75,744,445 shares issued	757	757	757	757	757
Additional paid-in capital	617,709	617,978	617,538	616,968	619,033
Retained earnings, partially restricted	73,373	69,361	64,903	63,210	59,747
Accumulated other comprehensive (loss) income	(3,209)	(5,936)	(7,915)	(4,900)	(4,441)
Treasury stock, at cost;
5,144,807 shares, 5,171,985 shares, 5,171,985 shares, 5,154,327 shares, and 5,373,733 shares, respectively	(59,487)	(59,826)	(59,826)	(59,576)	(62,107)
Unallocated common stock held by ESOP;
271,524 shares, 281,595 shares, 291,666 shares, 302,229 shares, and 312,792 shares, respectively	(1,480)	(1,535)	(1,590)	(1,648)	(1,705)
Total Brookline Bancorp, Inc. stockholders’ equity	627,663	620,799	613,867	614,811	611,284
Noncontrolling interest in subsidiary	3,902	3,921	4,304	3,810	3,587
Total stockholders' equity	631,565	624,720	618,171	618,621	614,871
Total liabilities and stockholders' equity	$5,587,486	$5,418,785	$5,325,106	$5,236,229	$5,150,480

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Three Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$50,433	$51,942	$48,573	$48,462	$50,644
Debt securities	2,360	2,259	2,136	2,041	1,934
Marketable and restricted equity securities	539	449	301	298	303
Short-term investments	14	44	39	22	19
Total interest and dividend income	53,346	54,694	51,049	50,823	52,900
Interest expense:
Deposits	4,201	4,291	4,559	4,637	4,743
Borrowed funds	2,711	2,669	2,716	2,774	2,794
Total interest expense	6,912	6,960	7,275	7,411	7,537
Net interest income	46,434	47,734	43,774	43,412	45,363
Provision for credit losses	2,276	2,443	3,887	2,748	2,439
Net interest income after provision for credit losses	44,158	45,291	39,887	40,664	42,924
Non-interest income:
Deposit fees	2,204	1,959	2,188	1,989	1,929
Loan fees	124	436	474	296	386
Loss from investments in affordable housing projects	(539)	(504)	(318)	(558)	(624)
(Loss)/gain on sales of securities, net	(13)	—	397	—	—
Gain on sales of loans and leases held-for-sale	54	602	11	115	183
(Loss)/gain on sale/disposals of premises and equipment, net	(6)	1,510	—	21	(21)
Other	1,466	1,121	1,155	1,590	1,286
Total non-interest income	3,290	5,124	3,907	3,453	3,139
Non-interest expense:
Compensation and employee benefits	17,295	18,032	16,675	15,591	16,697
Occupancy	3,154	4,405	3,356	3,312	2,865
Equipment and data processing	4,348	4,377	4,476	4,061	4,262
Professional services	1,487	1,727	1,352	1,329	1,513
FDIC insurance	847	860	724	508	936
Advertising and marketing	776	665	807	758	768
Amortization of identified intangible assets	827	861	1,127	1,154	1,177
Other	2,488	2,649	2,803	2,840	2,598
Total non-interest expense	31,222	33,576	31,320	29,553	30,816
Income before provision for income taxes	16,226	16,839	12,474	14,564	15,247
Provision for income taxes	5,774	5,995	4,325	4,645	5,382
Net income before noncontrolling interest in subsidiary	10,452	10,844	8,149	9,919	9,865
Less net income attributable to noncontrolling interest in subsidiary	476	422	495	490	375
Net income attributable to Brookline Bancorp, Inc.	$9,976	$10,422	$7,654	$9,429	$9,490
Earnings per common share:
Basic	$0.14	$0.15	$0.11	$0.14	$0.14
Diluted	$0.14	$0.15	$0.11	$0.13	$0.14
Weighted average common shares outstanding during the period:
Basic	69,886,576	69,875,473	69,862,175	69,830,953	69,774,703
Diluted	70,012,377	69,983,999	69,951,683	69,913,765	69,833,541
Dividends declared per common share	$0.085	$0.085	$0.085	$0.085	$0.085

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2014	2013
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$102,375	$100,063
Debt securities	4,619	3,786
Marketable and restricted equity securities	988	612
Short-term investments	58	50
Total interest and dividend income	108,040	104,511
Interest expense:
Deposits	8,492	9,578
Borrowed funds	5,380	5,903
Total interest expense	13,872	15,481
Net interest income	94,168	89,030
Provision for credit losses	4,719	4,294
Net interest income after provision for credit losses	89,449	84,736
Non-interest income:
Deposit Fees	4,163	3,995
Loan Fees	560	807
Loss from investments in affordable housing projects	(1,043)	(936)
Loss on sales of securities, net	(13)	—
Gain on sales of loans and leases held-for-sale	656	481
Gain/(loss) on sale/disposals of premises and equipment, net	1,504	(21)
Other	2,587	2,140
Total non-interest income	8,414	6,466
Non-interest expense:
Compensation and employee benefits	35,327	32,994
Occupancy	7,559	5,948
Equipment and data processing	8,725	8,362
Professional services	3,214	3,014
FDIC insurance	1,707	1,870
Advertising and marketing	1,441	1,438
Amortization of identified intangible assets	1,688	2,342
Other	5,137	5,617
Total non-interest expense	64,798	61,585
Income before provision for income taxes	33,065	29,617
Provision for income taxes	11,769	10,511
Net income before noncontrolling interest in subsidiary	21,296	19,106
Less net income attributable to noncontrolling interest in subsidiary	898	802
Net income attributable to Brookline Bancorp, Inc.	$20,398	$18,304
Earnings per common share:
Basic	$0.29	$0.26
Diluted	$0.29	$0.26
Weighted average common shares outstanding during the period:
Basic	69,881,055	69,768,777
Diluted	69,998,219	69,823,615
Dividends declared per common share	$0.170	$0.170

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)

	At and for the Three Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$3,011	$1,814	$1,098	$1,137	$2,682
Multi-family mortgage	—	—	—	664	1,593
Construction	—	—	—	—	—
Total commercial real estate loans	3,011	1,814	1,098	1,801	4,275

Commercial	6,383	6,350	6,148	4,747	4,680
Equipment financing	3,251	4,633	4,115	4,116	4,014
Condominium association	—	—	1	3	4
Total commercial loans and leases	9,634	10,983	10,264	8,866	8,698

Indirect automobile loans	325	378	259	195	156

Residential mortgage	2,384	3,138	2,875	2,738	2,786
Home equity	1,771	1,799	1,987	1,801	1,557
Other consumer	36	28	18	18	21
Total consumer loans	4,191	4,965	4,880	4,557	4,364

Total nonaccrual loans and leases	17,161	18,140	16,501	15,419	17,493

Other real estate owned	675	855	577	726	1,002
Other repossessed assets	571	435	1,001	593	491
Total nonperforming assets	$18,407	$19,430	$18,079	$16,738	$18,986

Loans and leases past due greater than 90 days and still accruing	$6,653	$7,774	$10,913	$13,548	$9,640

Troubled debt restructurings on accrual	12,396	11,532	12,759	12,158	9,631
Troubled debt restructurings on nonaccrual	5,992	6,764	5,589	5,905	6,919
Total troubled debt restructurings	$18,388	$18,296	$18,348	$18,063	$16,550

Nonperforming loans and leases as a percentage of total loans and leases	0.37%	0.41%	0.38%	0.36%	0.42%
Nonperforming assets as a percentage of total assets	0.33%	0.36%	0.34%	0.32%	0.37%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$50,224	$48,473	$46,390	$44,281	$42,532
Charge-offs	(1,196)	(1,050)	(2,193)	(903)	(1,028)
Recoveries	476	384	517	282	389
Net charge-offs	(720)	(666)	(1,676)	(621)	(639)
Provision for loan and lease losses	2,182	2,417	3,759	2,730	2,388
Allowance for loan and lease losses at end of period	$51,686	$50,224	$48,473	$46,390	$44,281

Allowance for loan and lease losses as a percentage of total loans and leases	1.12%	1.13%	1.11%	1.08%	1.05%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.31%	1.33%	1.32%	1.31%	1.34%

NET CHARGE-OFFS:
Commercial real estate loans	$—	$—	$(9)	$7	$81
Commercial loans and leases	578	300	803	157	295
Indirect automobile loans	55	185	419	396	170
Consumer loans	87	181	463	61	93
Total net charge-offs	$720	$666	$1,676	$621	$639

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.06%	0.06%	0.16%	0.06%	0.06%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Three Months Ended
	June 30, 2014			March 31, 2014			June 30, 2013
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$ 527,411	$ 2,360	1.79%	$ 502,598	$ 2,263	1.80%	$ 487,271	$ 1,940	1.59%
Marketable and restricted equity securities (2)	68,543	602	3.52%	66,954	497	2.99%	66,988	350	2.10%
Short-term investments	36,850	14	0.16%	45,834	44	0.39%	52,541	19	0.14%
Total investments	632,804	2,976	1.88%	615,386	2,804	1.83%	606,800	2,309	1.52%
Loans and Leases:
Commercial real estate loans (3)	2,288,018	25,395	4.42%	2,228,495	25,702	4.61%	2,034,920	23,863	4.67%
Commercial loans (3)	504,572	5,246	4.12%	476,455	4,693	3.94%	420,194	6,531	6.16%
Equipment financing (3)	541,029	9,155	6.77%	522,288	11,037	8.50%	467,156	8,279	7.10%
Indirect automobile loans (3)	374,489	3,032	3.25%	384,833	3,264	3.44%	494,571	4,523	3.67%
Residential mortgage loans (3)	532,310	4,918	3.70%	532,593	4,809	3.65%	512,975	5,101	3.98%
Other consumer loans (3)	277,802	2,833	4.09%	267,204	2,579	3.91%	264,183	2,508	3.81%
Total loans and leases	4,518,220	50,579	4.46%	4,411,868	52,084	4.74%	4,193,999	50,805	4.83%
Total interest-earning assets	5,151,024	53,555	4.15%	5,027,254	54,888	4.38%	4,800,799	53,114	4.41%
Allowance for loan and lease losses	(50,809)			(49,087)			(42,954)
Non-interest-earning assets	373,235			383,550			380,299
Total assets	$ 5,473,450			$ 5,361,717			$ 5,138,144

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$ 208,859	$ 42	0.08%	$ 206,226	$ 41	0.08%	$ 195,269	$ 41	0.09%
Savings accounts	523,773	303	0.23%	508,555	303	0.24%	508,451	316	0.25%
Money market accounts	1,528,959	1,936	0.51%	1,505,992	1,959	0.53%	1,335,300	2,036	0.61%
Certificates of deposit	901,272	1,920	0.85%	927,199	1,988	0.87%	982,257	2,350	0.96%
Total interest-bearing deposits	3,162,863	4,201	0.53%	3,147,972	4,291	0.55%	3,021,277	4,743	0.63%
Borrowings
Advances from the FHLBB	892,770	2,602	1.17%	803,729	2,531	1.28%	760,237	2,682	1.41%
Other borrowed funds	35,127	109	1.25%	38,438	138	1.45%	48,655	112	0.93%
Total borrowings	927,897	2,711	1.17%	842,167	2,669	1.29%	808,892	2,794	1.39%
Total interest-bearing liabilities	4,090,760	6,912	0.68%	3,990,139	6,960	0.71%	3,830,169	7,537	0.79%
Non-interest-bearing liabilities:
Demand checking accounts	712,961			698,462			640,725
Other non-interest-bearing liabilities	39,219			47,103			47,589
Total liabilities	4,842,940			4,735,704			4,518,483
Brookline Bancorp, Inc. stockholders’ equity	626,371			621,764			616,327
Noncontrolling interest in subsidiary	4,139			4,249			3,334
Total liabilities and equity	$ 5,473,450			$ 5,361,717			$ 5,138,144
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		46,643	3.47%		47,928	3.67%		45,577	3.62%
Less adjustment of tax-exempt income		209			194			214
Net interest income		$ 46,434			$ 47,734			$ 45,363
Net interest margin (5)			3.61%			3.82%			3.78%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Six Months Ended
	June 30, 2014			June 30, 2013
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$515,073	$4,623	1.80%	$479,433	$3,799	1.58%
Marketable and restricted equity securities (2)	67,753	1,099	3.26%	67,764	705	2.09%
Short-term investments	41,317	58	0.28%	53,586	50	0.19%
Total investments	624,143	5,780	1.85%	600,783	4,554	1.52%
Loans and Leases:
Commercial real estate loans (3)	2,258,422	51,097	4.51%	2,018,117	48,159	4.76%
Commercial loans (3)	489,732	9,939	4.04%	415,633	11,242	5.39%
Equipment financing (3)	532,570	20,192	7.60%	453,642	16,138	7.15%
Indirect automobile loans (3)	379,633	6,296	3.34%	510,657	9,439	3.73%
Residential mortgage loans (3)	532,451	9,727	3.68%	510,801	10,266	4.04%
Other consumer loans (3)	272,532	5,412	4.00%	264,433	5,124	3.91%
Total loans and leases	4,465,340	102,663	4.60%	4,173,283	100,368	4.81%
Total interest-earning assets	5,089,483	108,443	4.26%	4,774,066	104,922	4.40%
Allowance for loan and lease losses	(49,953)			(42,225)
Non-interest-earning assets	378,363			371,475
Total assets	$5,417,893			$5,103,316

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$207,550	$83	0.08%	$192,808	$86	0.09%
Savings accounts	516,206	606	0.24%	511,401	660	0.26%
Money market accounts	1,517,537	3,895	0.52%	1,315,056	4,097	0.63%
Certificates of deposit	914,166	3,908	0.86%	992,380	4,735	0.96%
Total interest-bearing deposits	3,155,459	8,492	0.54%	3,011,645	9,578	0.64%
Borrowings
Advances from the FHLBB	848,495	5,133	1.22%	756,773	5,637	1.50%
Other borrowed funds	36,773	247	1.36%	54,303	266	0.99%
Total borrowings	885,268	5,380	1.23%	811,076	5,903	1.47%
Total interest-bearing liabilities	4,040,727	13,872	0.69%	3,822,721	15,481	0.82%
Non-interest-bearing liabilities:
Demand checking accounts	705,752			624,386
Other non-interest-bearing liabilities	43,141			35,750
Total liabilities	4,789,620			4,482,857
Brookline Bancorp, Inc. stockholders’ equity	624,080			616,868
Noncontrolling interest in subsidiary	4,193			3,591
Total liabilities and equity	$5,417,893			$5,103,316
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		94,571	3.57%		89,441	3.58%
Less adjustment of tax-exempt income		403			411
Net interest income		$94,168			$89,030
Net interest margin (5)			3.71%			3.74%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
	(Dollars in Thousands)

Net income, as reported	$9,976	$10,422	$7,654	$9,429	$9,490

Average total assets	$5,473,450	$5,361,717	$5,287,482	$5,199,583	$5,138,144
Less: Average goodwill and average identified intangible assets, net	153,577	154,447	155,439	156,607	157,799
Average tangible assets	$5,319,873	$5,207,270	$5,132,043	$5,042,976	$4,980,345

Return on average tangible assets (annualized)	0.75%	0.80%	0.60%	0.75%	0.76%

Average total stockholders’ equity	$626,371	$621,764	$618,385	$612,866	$616,327
Less: Average goodwill and average identified intangible assets, net	153,577	154,447	155,439	156,607	157,799
Average tangible stockholders’ equity	$472,794	$467,317	$462,946	$456,259	$458,528

Return on average tangible stockholders’ equity (annualized)	8.44%	8.92%	6.61%	8.27%	8.28%

Brookline Bancorp, Inc. stockholders’ equity	$627,663	$620,799	$613,867	$614,811	$611,284
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	15,199	16,026	16,887	18,015	19,168
Tangible stockholders' equity	$474,574	$466,883	$459,090	$458,906	$454,226

Total assets	$5,587,486	$5,418,785	$5,325,106	$5,236,229	$5,150,480
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	15,199	16,026	16,887	18,015	19,168
Tangible assets	$5,434,397	$5,264,869	$5,170,329	$5,080,324	$4,993,422

Tangible stockholders’ equity to tangible assets	8.73%	8.87%	8.88%	9.03%	9.10%

Tangible stockholders' equity	$474,574	$466,883	$459,090	$458,906	$454,226

Number of common shares issued	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	5,144,807	5,171,985	5,171,985	5,154,327	5,373,733
Unallocated ESOP shares	271,524	281,595	291,666	302,229	312,792
Unvested restricted shares	434,459	408,651	409,068	429,818	276,011
Number of common shares outstanding	69,893,655	69,882,214	69,871,726	69,858,071	69,781,909

Tangible book value per common share	$6.79	$6.68	$6.57	$6.57	$6.51

Allowance for loan and lease losses	$51,686	$50,224	$48,473	$46,390	$44,281
Less:
Allowance for acquired loans and leases losses	1,246	1,404	1,632	1,278	620
Allowance for originated loan and lease losses	$50,440	$48,820	$46,841	$45,112	$43,661

Total loans and leases	$4,603,913	$4,461,997	$4,362,465	$4,299,477	$4,205,015
Less:
Total acquired loans and leases	747,108	779,747	815,412	865,708	938,815
Total originated loans and leases	$3,856,805	$3,682,250	$3,547,053	$3,433,769	$3,266,200

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.31%	1.33%	1.32%	1.31%	1.34%

CONTACT:
Brookline Bancorp, Inc.
Carl M. Carlson, 617-425-5331
Chief Financial Officer and Treasurer
ccarlson@brkl.com